                                                                    EXHIBIT 99.1


                            JOINT FILING AGREEMENT



         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including any amendments thereto) with respect to the Common Stock of COMFORCE Corporation. This Joint Filing Agreement shall be included as an exhibit to such filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Joint Filing Agreement as of the 27th day of February, 1997.

                                        INFINITY INVESTORS LIMITED


                                        By: /s/ James A. Loughran
                                            ------------------------------------
                                                James A. Loughran
                                                Director

                                        SEACREST CAPITAL LIMITED


                                        By: /s/ James E. Martin
                                            ------------------------------------
                                                James E. Martin
                                                President

                                        FAIRWAY CAPITAL LIMITED


                                        By: /s/ James E. Martin
                                            ------------------------------------
                                                James E. Martin
                                                President

                                        INFINITY EMERGING OPPORTUNITIES LIMITED


                                        By: /s/ James E. Martin
                                            ------------------------------------
                                                James E. Martin
                                                Director

                                        GLOBAL GROWTH LIMITED


                                        By: /s/ James E. Martin
                                            ------------------------------------
                                                James E. Martin
                                                Director